U.S. Bancorp 4Q15 Earnings Conference Call Richard K. Davis Chairman, President and CEO January 15, 2016 Kathy Rogers Vice Chairman and CFO Exhibit 99.2

U.S. BANCORP  |
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This
presentation
contains
forward-looking
statements
about
U.S.
Bancorp.
Statements
that
are
not
historical
or
current
facts,
including
statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to
a
tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real
estate
markets,
as
well
as
a
downturn
in
the
residential
real
estate
markets,
could
cause
credit
losses
and
deterioration
in
asset
values.
In
addition,
U.S.
Bancorp’s
business
and
financial
performance
is
likely
to
be
negatively
impacted
by
recently
enacted
and
future
legislation
and
regulation.
U.S.
Bancorp’s
results
could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided
within
or
in
the
appendix
of
the
presentation.
These
disclosures
should
not
be
viewed
as
a
substitute
for
operating
results
determined
in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. BANCORP  |
Full Year 2015 Highlights
•
Record net income of $5.9 billion; $3.16 per diluted common share
•
Industry-leading profitability measures, including ROA of 1.44%, ROCE of
14.0% and efficiency ratio of 53.8%
•
Average loan growth of 4.1%* vs. 2014 and average deposit growth of 7.7%
vs. 2014
•
Net charge-offs declined 12.1% vs. 2014
•
Nonperforming
assets
declined
15.8%
vs.
2014
•
Capital generation continues to reinforce capital position
–
End of period common equity tier 1 capital ratio of 9.1% estimated for the Basel III fully implemented standardized approach
–
Repurchased 52 million shares of common stock during 2015
•
Returned
$4.0
billion,
or
72%,
of
earnings
to
shareholders
in
2015
* Loan growth excludes student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during 3Q15

U.S. BANCORP  |
4Q15 Highlights
•
Record revenue of $5.2 billion
•
Net income of $1.5 billion; $0.80 per diluted common share
•
Average loan growth of 1.7%* vs. 3Q15 and 4.2% vs. 4Q14
•
Average deposit growth of 1.7% vs. 3Q15 and 6.9% vs. 4Q14
•
Continued momentum in payment-related fee revenue led by a year-over-year increase in credit and debit card revenue of 8.1%
•
Net charge-offs declined 1.0% vs. 4Q14 and increased 4.5% vs. 3Q15
•
Nonperforming assets declined 15.8% vs. 4Q14 and 2.8% vs. 3Q15
•
Capital generation continues to reinforce capital position
–
End of period common equity tier 1 capital ratio of 9.1% estimated for the Basel III fully implemented standardized approach
–
Returned 61% of earnings to shareholders in 4Q15
* Loan growth excludes student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during 3Q15

U.S. BANCORP  |
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
14.4%
14.1%
14.3%
14.1%
13.7%
1.50%
1.44%
1.46%
1.44%
1.41%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
4Q14
1Q15
2Q15
3Q15
4Q15
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
54.3%
54.3%
53.2%
53.9%
53.9%
3.14%
3.08%
3.03%
3.04%
3.06%
1.6%
2.2%
2.8%
3.4%
4.0%
48%
52%
56%
60%
64%
4Q14
1Q15
2Q15
3Q15
4Q15

U.S. BANCORP  |
Revenue Growth
Notable items: 2Q14 Visa gain $214 million; 4Q14 Nuveen gain $124 million; 3Q15 Visa gain $135 million, student loan market value adjustment ($58) million
Taxable-equivalent basis
Year-Over-Year Change
5.7%
1.9%
(2.8%)
3.1%
0.8%
$ in millions
$5,169
$4,906
$5,042
$5,147
$5,211
3,500
4,000
4,500
5,000
5,500
4Q14
1Q15
2Q15
3Q15
4Q15

U.S. BANCORP  |
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
200
225
250
275
300
4Q14
1Q15
2Q15
3Q15
4Q15
Loans
Deposits
2.5%
$246.6
2.7%
$250.5
4.2%
$256.7
5.9%
$246.4
5.1%
$248.0
8.9%
$285.7
6.9%
$289.7
6.9%
$294.5
7.2%
$275.5
8.1%
$278.5
$ in billions
3.8%
adjusted*
4.0%
adjusted*
* Loan growth excludes student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during 3Q15

U.S. BANCORP  |
Credit Quality
Net Charge-offs
Nonperforming Assets
$ in millions
$308
$279
$296
$292
$305
0.50%
0.46%
0.48%
0.46%
0.47%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
4Q14
1Q15
2Q15
3Q15
4Q15
$1,808
$1,696
$1,577
$1,567
$1,523
0.73%
0.69%
0.63%
0.61%
0.58%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
4Q14
1Q15
2Q15
3Q15
4Q15
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

U.S. BANCORP  |
Earnings Summary
Taxable-equivalent basis
$ and shares in millions, except per-share data
FY
FY
4Q15
3Q15
4Q14
vs 3Q15
vs 4Q14
2015
2014
%B/(W)
Net Interest Income
2,871
$
2,821
$
2,799
$
1.8
2.6
11,214
$
10,997
$
2.0
Noninterest Income
2,340
2,326
2,370
0.6
(1.3)
9,092
9,164
(0.8)
Net Revenue
5,211
5,147
5,169
1.2
0.8
20,306
20,161
0.7
Noninterest Expense
2,809
2,775
2,804
(1.2)
(0.2)
10,931
10,715
(2.0)
Operating Income
2,402
2,372
2,365
1.3
1.6
9,375
9,446
(0.8)
Net Charge-offs
305
292
308
(4.5)
1.0
1,172
1,334
12.1
Excess Provision
-
(10)
(20)
-
-
(40)
(105)
(61.9)
Income before Taxes
2,097
2,090
2,077
0.3
1.0
8,243
8,217
0.3
Applicable Income Taxes
608
587
576
(3.6)
(5.6)
2,310
2,309
-
Noncontrolling Interests
(13)
(14)
(13)
7.1
-
(54)
(57)
5.3
Net Income
1,476
1,489
1,488
(0.9)
(0.8)
5,879
5,851
0.5
Preferred Dividends/Other
72
67
68
(7.5)
(5.9)
271
268
(1.1)
NI to Common
1,404
$
1,422
$
1,420
$
(1.3)
(1.1)
5,608
$
5,583
$
0.4
Diluted EPS
$0.80
0.81
$
0.79
$
(1.2)
1.3
3.16
$
3.08
$
2.6
Average Diluted Shares
1,754
1,766
1,796
0.7
2.3
1,772
1,813
2.3
% B/(W)

U.S. BANCORP  |
Net Interest Income
Net Interest Income
Key Points
vs. 4Q14
•
Average earning assets grew $18.1 billion, or 5.1%
•
Net interest margin lower 8 bps (3.06% vs. 3.14%)
–
Change in loan portfolio mix, as well as growth in the
investment portfolio at lower average rates and lower
reinvestment rates on investment securities
vs. 3Q15
•
Average earning assets grew $3.8 billion, or 1.0%
•
Net interest margin higher 2 bps (3.06% vs. 3.04%)
–
Principally due to loan growth which also resulted in lower
cash balances
Year-Over-Year Change
2.4%
1.7%
0.9%
2.7%
2.6%
$ in millions
Taxable-equivalent basis
$2,799
$2,752
$2,770
$2,821
$2,871
3.14%
3.08%
3.03%
3.04%
3.06%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
4Q14
1Q15
2Q15
3Q15
4Q15
Net Interest Income
Net Interest Margin

U.S. BANCORP  |
Noninterest Income
$587
$446
$472
$505
$536
$235
$240
$231
$224
$211
$396
$376
$396
$409
$400
$322
$322
$334
$329
$336
$830
$770
$839
$859
$857
0
700
1,400
2,100
2,800
4Q14
1Q15
2Q15
3Q15
4Q15
Noninterest Income
Key Points
vs. 4Q14
•
Noninterest income decreased $30 million, or 1.3%
–
Higher credit and debit card revenue (8.1% increase) due to higher transaction volumes and higher merchant processing services
revenues (2.3% increase) due to higher transaction volumes,
account growth and equipment sales to merchants
–
Higher trust and investment management fees (4.3% increase)
–
Lower mortgage banking revenue primarily due to an unfavorable change in the valuation of MSRs, net of hedging activities
–
Lower other income due to the impact of the 4Q14 Nuveen gain, partially offset by the HSA deposit sale
vs. 3Q15
•
Noninterest income increased $14 million, or 0.6%
–
Higher credit and debit card revenue (9.3% increase) primarily due to seasonally higher sales volumes
–
Lower mortgage banking revenue  primarily due to lower
origination revenue
–
Lower corporate payment products revenue (10.5% decrease)
reflecting the impact of seasonally higher 3Q15 government-
related transaction volumes
–
Higher other income reflecting the net impact of prior quarter notable items including the Visa Inc. Class B common stock sales and the student loan market adjustment, offset by the HSA deposit sale and other equity investment income
Year-Over-Year Change
9.9%
2.2%
(7.0%)
3.7%
(1.3%)
$2,340
$2,370
$2,154
$2,272
$2,326
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
Notable items: 4Q14 Nuveen gain $124 million; 3Q15 Visa gain $135 million, student loan market value adjustment ($58) million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions

U.S. BANCORP  |
Noninterest Expense
$594
$479
$459
$501
$554
$219
$214
$221
$222
$230
$347
$229
$266
$291
$295
$248
$247
$247
$251
$246
$1,396
$1,496
$1,489
$1,510
$1,484
0
800
1,600
2,400
3,200
4Q14
1Q15
2Q15
3Q15
4Q15
Noninterest Expense
Key Points
vs. 4Q14
•
Noninterest expense increased $5 million, or 0.2%
–
Higher compensation (5.3% increase) reflecting the impact of merit increases and higher staffing for risk and compliance activities
–
Higher employee benefits expense (11.0% increase) mainly due to higher pension costs
–
Lower marketing and business development expense (25.6%
decrease) primarily due to charitable contributions in 4Q14
–
Lower other noninterest expense reflecting the impact of prior year legal accruals partially offset by higher compliance-related expenses
vs. 3Q15
•
Noninterest expense increased $34 million, or 1.2%
–
Lower compensation expense (1.1% decrease) reflecting the impact of expense management initiatives and decreases in variable
compensation
–
Lower employee benefits expense (4.6% decrease) driven by lower payroll tax expense and healthcare costs
–
Higher other noninterest expense due to seasonally higher costs related to investments in tax-advantaged projects and accruals related to legal and compliance matters, partially offset by the favorable impact of reduced mortgage-related compliance and talent upgrade costs which were elevated in 3Q15
Year-Over-Year Change
4.5%
4.8%
(2.6%)
6.2%
0.2%
$2,809
$2,804
$2,665
$2,682
$2,775
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
Notable items: 4Q14 charitable contributions and accruals for legal matters $88 million; 3Q15 elevated expenses related to mortgage-related compliance and the company-wide talent upgrade costs $60 million
$ in millions

U.S. BANCORP  |
Capital Position
* RWA = risk-weighted assets
$ in billions
4Q15
3Q15
2Q15
1Q15
4Q14
Total U.S. Bancorp shareholders' equity
46.1
$
45.1
$
44.5
$
44.3
$
43.5
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.6%
9.6%
9.5%
9.6%
9.7%
Tier 1 capital ratio
11.3%
11.1%
11.0%
11.1%
11.3%
Total risk-based capital ratio
13.3%
13.1%
13.1%
13.3%
13.6%
Leverage ratio
9.5%
9.3%
9.2%
9.3%
9.3%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.1%
9.2%
9.2%
9.2%
9.0%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
12.5%
13.0%
12.9%
12.3%
12.4%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
11.9%
12.4%
12.4%
11.8%
11.8%
Tangible common equity ratio
7.6%
7.7%
7.5%
7.6%
7.5%
Tangible common equity as a % of RWA
9.2%
9.3%
9.2%
9.3%
9.3%

14 U.S. BANCORP | Appendix

U.S. BANCORP  |
Average Loans
15.5%
15.1%
11.0%
9.5%
9.0%
4.2%
6.5%
4.8%
3.6%
3.1%
2.2%
(0.3%)
(1.4%)
(0.3%)
2.1%
3.6%
2.4%
1.3%
1.1%
4.7%
3.6%
3.5%
0.3%
5.6%*
(1.8%)
5.7%*
4.0%
0
70
140
210
280
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Key Points
vs. 4Q14
•
Average total loans increased by $10.3 billion,
or 4.2%
•
Average total commercial loans increased
$7.2 billion, or 9.0%
•
Average retail loans increased 4.0% which
includes an increase in average auto loans of
13.0%
vs. 3Q15
•
Average total loans increased by $6.2 billion, or
2.5% (1.7% excluding student loans, which
were transferred to held for sale at the end of
first quarter of 2015 and returned to held for
investment during 3Q15)
•
Average total commercial loans increased
$2.1 billion, or 2.5%
Year-Over-Year Growth
5.9%
5.1%
2.5%
2.7%
4.2%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$256.7
$246.4
$248.0
$246.6
$250.5
4.0%*
$ in billions
3.8%*
* Loan growth excludes student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during 3Q15

U.S. BANCORP  |
Average Deposits
(4.9%)
(8.2%)
(14.1)
(18.1%)
(19.2%)
19.7%
24.7%
30.2%
21.3%
20.2%
8.3%
7.3%
6.1%
5.9%
6.7%
3.3%
5.2%
7.7%
9.2%
9.0%
0
80
160
240
320
4Q14
1Q15
2Q15
3Q15
4Q15
Average Deposits
Key Points
vs. 4Q14
•
Average total deposits increased by
$19.0 billion, or 6.9%
•
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $26.8 billion, or 11.4%
vs. 3Q15
•
Average total deposits increased by
$4.8 billion, or 1.7%
•
Average low-cost deposits increased by
$6.2 billion, or 2.4%
Year-Over-Year Growth
7.2%
8.1%
8.9%
6.9%
6.9%
Time
Money Market
Checking and Savings
Noninterest-bearing
$275.5
$278.5
$285.7
$289.7
$294.5
$ in billions

U.S. BANCORP  |
Credit Quality –
Commercial Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average linked quarter loan growth of 2.5% and year-over-year loan growth of 9.0% demonstrates continued momentum with customers
•
Net charge-offs increased slightly from 4Q14 but declined on a linked quarter basis
•
Nonperforming loans remained stable on a linked quarter basis
•
Line utilization remained relatively stable
4Q14
3Q15
4Q15
Average Loans
$79,625
$84,704
$86,803
30-89 Delinquencies
0.31%
0.24%
0.36%
90+ Delinquencies
0.05%
0.05%
0.05%
Nonperforming Loans
0.14%
0.20%
0.20%
$ in millions
$79,625
$81,508
$83,253
$84,704
$86,803
0.23%
0.21%
0.20%
0.33%
0.29%
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
4Q14
1Q15
2Q15
3Q15
4Q15
20%
24%
28%
32%
36%
Revolving Line Utilization Trend
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
A&D
Construction
$702
Credit Quality –
Commercial Real Estate
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year average loans increased 3.1%
•
Historically low nonperforming loan levels improved on a quarter-over-quarter and year-over-year basis
•
Recovery performance within the CRE portfolio continues to largely offset minimal loan charge-offs
4Q14
3Q15
4Q15
Average Loans
$40,966
$42,316
$42,231
30-89 Delinquencies
0.26%
0.15%
0.21%
90+ Delinquencies
0.05%
0.05%
0.03%
Nonperforming Loans
0.61%
0.34%
0.30%
Performing TDRs*
$365
$218
$209
$ in millions
Investor
$20,624
Owner
Occupied
$11,206
Multi-family
$3,297
Retail
$893
Residential
Construction
$2,327
Office
$976
Other
$2,206
* TDR = troubled debt restructuring
CRE Construction
$40,966
$42,446
$42,316
$42,231
-0.10%
-0.17%
0.01%
-0.10%
0.00%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio
CRE Mortgage
$42,671

U.S. BANCORP  |
Credit Quality –
Residential Mortgage
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations are of high credit quality (weighted average FICO 755, weighted average LTV 69%)
•
85% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
•
Net charge-offs continue to decline
$ in millions
4Q14
3Q15
4Q15
Average Loans
$51,872
$51,831
$52,970
30-89 Delinquencies
0.43%
0.35%
0.32%
90+ Delinquencies
0.40%
0.33%
0.33%
Nonperforming Loans
1.67%
1.40%
1.33%
$1,866
$1,851
$1,931
$1,903
$1,863
0
1,000
2,000
3,000
4,000
4Q14
1Q15
2Q15
3Q15
4Q15
Residential Mortgage Performing TDRs*
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,913 million in 4Q15)
$51,872
$51,426
$51,114
$51,831
$52,970
0.30%
0.28%
0.26%
0.19%
0.12%
0.0%
0.5%
1.0%
1.5%
2.0%
0
15,000
30,000
45,000
60,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
Credit Quality –
Credit Card
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations remained strong and of high credit quality with a commitment weighted average FICO of 757
•
Charge-offs and delinquencies remain low while nonperforming loans continued to decline
$ in millions
4Q14
3Q15
4Q15
Average Loans
$17,990
$17,944
$18,838
30-89 Delinquencies
1.24%
1.27%
1.15%
90+ Delinquencies
1.13%
1.10%
1.09%
Nonperforming Loans
0.16%
0.06%
0.04%
$17,990
$17,823
$17,613
$17,944
$18,838
3.53%
3.71%
3.85%
3.38%
3.50%
0.0%
3.0%
6.0%
9.0%
12.0%
0
6,000
12,000
18,000
24,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio
$30
$22
$16
$12
$9
0.16%
0.13%
0.09%
0.06%
0.04%
0.0%
0.5%
1.0%
1.5%
2.0%
0
9
18
27
36
4Q14
1Q15
2Q15
3Q15
4Q15
Credit Card Nonperforming Loans

U.S. BANCORP  |
Credit Quality –
Home Equity
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
High-quality originations (weighted average FICO on commitments was 761, weighted average CLTV 71%)
originated primarily through the retail branch network to existing bank customers on their primary residences
•
Net charge-offs ratio continued to decline on a linked quarter and year-over-year basis
$ in millions
4Q14
3Q15
4Q15
Average Loans
$15,853
$16,083
$16,241
30-89 Delinquencies
0.54%
0.36%
0.36%
90+ Delinquencies
0.26%
0.25%
0.25%
Nonperforming Loans
1.07%
0.91%
0.83%
Subprime: 1%
Wtd Avg LTV*: 89%
NCO: 2.00%
Prime: 96%
Wtd Avg LTV*: 72%
NCO: 0.10%
Other: 3%
Wtd Avg LTV*: 71%
NCO: 0.95%
*LTV at origination
$15,853
$15,897
$15,958
$16,083
$16,241
0.43%
0.36%
0.28%
0.17%
0.15%
0.0%
1.0%
2.0%
3.0%
4.0%
0
5,000
10,000
15,000
20,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge
-offs Ratio
Home Equity

U.S. BANCORP  |
Credit Quality –
Retail Leasing
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued high-quality originations (weighted average FICO 787) support the portfolio’s stable credit profile
•
Delinquencies remained at very low levels
•
Strong used auto values continued to contribute to historically low net charge-offs
$ in millions
4Q14
3Q15
4Q15
Average Loans
$5,939
$5,480
$5,265
30-89 Delinquencies
0.18%
0.18%
0.21%
90+ Delinquencies
0.02%
0.02%
0.02%
Nonperforming Loans
0.02%
0.04%
0.06%
*
$5,939
$5,819
$5,696
$5,480
$5,265
0.07%
0.07%
0.07%
0.14%
0.08%
0.0%
0.2%
0.4%
0.6%
0.8%
0
2,000
4,000
6,000
8,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio
100
110
120
130
140
Manheim Used Vehicle Index*
Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

U.S. BANCORP  |
Credit Quality –
Other Retail
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Overall growth continues to be driven by auto loans and installment, which were up 13.0% and 12.5%
year-over-year, respectively
•
Delinquency rates and net charge-off rates experienced slight seasonal increases; however, they remain low
$ in millions
4Q14
3Q15
4Q15
Average Loans
$27,317
$27,286
$29,556
30-89 Delinquencies
0.51%
0.46%
0.52%
90+ Delinquencies
0.12%
0.10%
0.11%
Nonperforming Loans
0.06%
0.07%
0.08%
Auto Loans
$16,551
Installment
$7,002
Revolving
Credit
$3,340
Student
Loans
$2,663
Other Retail
$27,317
$27,604
$25,415
$27,286
$29,556
0.76%
0.60%
0.62%
0.65%
0.71%
0.0%
0.5%
1.0%
1.5%
2.0%
0
10,000
20,000
30,000
40,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
Credit Quality –
Auto Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued growth in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 771)
•
Net charge-offs were up seasonally on a linked quarter basis, but remained relatively stable year-over-year
$ in millions
4Q14
3Q15
4Q15
Average Loans
$14,644
$16,220
$16,551
30-89 Delinquencies
0.45%
0.40%
0.51%
90+ Delinquencies
0.03%
0.02%
0.04%
Nonperforming Loans
0.03%
0.05%
0.07%
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.15%
Indirect: 94%
Wtd Avg FICO: 765
NCO: 0.37%
Auto loans are included in Other Retail category
$14,644
$15,013
$15,609
$16,220
$16,551
0.33%
0.19%
0.15%
0.22%
0.36%
0.0%
0.5%
1.0%
1.5%
2.0%
0
5,000
10,000
15,000
20,000
4Q14
1Q15
2Q15
3Q15
4Q15
Average Loans
Net Charge-offs Ratio
Indirect and Direct Channel

U.S. BANCORP  |
Non-GAAP Financial Measures
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes
higher
risk-weighting
for
unfunded
loan
commitments,
investment
securities,
residential
mortgages,
mortgage
servicing
rights
and
other
adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
December 31,
September 30,
June 30,
March 31,
December 31,
(Dollars in Millions, Unaudited)
2015
2015
2015
2015
2014
Total equity
$46,817
$45,767
$45,231
$44,965
$44,168
Preferred stock
(5,501)
(4,756)
(4,756)
(4,756)
(4,756)
Noncontrolling interests
(686)
(692)
(694)
(688)
(689)
Goodwill (net of deferred tax liability) (1)
(8,295)
(8,324)
(8,350)
(8,360)
(8,403)
Intangible assets, other than mortgage servicing rights
(838)
(779)
(744)
(783)
(824)
Tangible common equity (a)
31,497
31,216
30,687
30,378
29,496
Tangible common equity (as calculated above)
31,497
31,216
30,687
30,378
29,496
Adjustments (2)
67
118
125
158
172
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
31,564
31,334
30,812
30,536
29,668
Total assets
421,853
415,943
419,075
410,233
402,529
Goodwill (net of deferred tax liability) (1)
(8,295)
(8,324)
(8,350)
(8,360)
(8,403)
Intangible assets, other than mortgage servicing rights
(838)
(779)
(744)
(783)
(824)
Tangible assets (c)
412,720
406,840
409,981
401,090
393,302
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
341,360
*
336,227
333,177
327,709
317,398
Adjustments (3)
3,892
*
3,532
3,532
3,153
11,110
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
345,252
*
339,759
336,709
330,862
328,508
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
261,668
*
248,048
245,038
254,892
248,596
Adjustments (4)
4,099
*
3,723
3,721
3,321
3,270
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
265,767
*
251,771
248,759
258,213
251,866
Ratios *
Tangible common equity to tangible assets (a)/(c)
7.6

%
7.7

%
7.5

%
7.6

%
7.5

%
Tangible common equity to risk-weighted assets (a)/(d)
9.2

9.3

9.2

9.3

9.3

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.1
9.2
9.2
9.2
9.0
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
11.9
12.4
12.4
11.8
11.8

U.S. Bancorp 4Q15 Earnings Conference Call January 15, 2016